COMPOSITE NORTHWEST FUND, INC.
                     REVISION DATED MARCH 24, 1997, TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1997


     Effective March 24, 1997, Page 12 under "HOW SHARES CAN BE PURCHASED" has been amended to show that NAV purchases for those plans having more than 10 participants or more than $25,000 invested does not apply to individual retirement accounts that are not part of an employer's benefit plan.
     The following sentences have been amended as follows: FROM: "Qualified employee benefit plans which have more than 10 participants or which have more than $25,000 invested in those Composite funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge." TO: "Qualified employee benefit plans (including SEPs and SIMPLEs) which have more than 10 participants or which have more than $25,000 invested in those Composite funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge."
     AND FROM: "Individual retirement accounts such as IRAs or SEP IRAs are not eligible for this privilege." to read: "Individual retirement accounts that are not part of an employee benefit plan are ineligible for this privilege."